Visa Inc. Fiscal Second Quarter 2014 Financial Results April 24, 2014 Exhibit 99.2

Fiscal Second Quarter 2014 Financial Results 2
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," "could," "should," "will," "will continue"
and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, earnings per share, free cash flow, tax rate and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
•rules capping debit interchange reimbursement rates and expanding financial institutions’ and merchants’ choices among debit payment networks promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
•increased regulation in jurisdictions outside of the United States and in other product categories;
•increased government support of national payment networks outside the United States; and
•increased regulation on consumer privacy, data use and security;
•economic fragility in the Eurozone and in the United States;
•general economic, political and social conditions in mature and emerging markets globally;
•material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates; and
•material changes in our financial institution clients' performance compared to our estimates;
•disruption of our transaction processing systems or the inability to process transactions efficiently;
•account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
•failure to maintain systems interoperability with Visa Europe;
Forward-Looking Statements
•the impact of laws, regulations and marketplace barriers, including:
•developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
•new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
•economic factors, such as:
•industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
•system developments, such as:
•costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
•the loss of organizational effectiveness or key employees;
•the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
•natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and
various other factors, including those contained in our Annual Report on Form 10-K for the year ended September 30, 2013, and our other filings with the
U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.

Fiscal Second Quarter 2014 Financial Results 3
Solid Fiscal Second Quarter Results
Solid operating revenues of $3.2 billion, up 7% over prior year
Repurchased 5.1 million shares of class A common stock in
the open market at an average price of $217.61 per share,
using $1.1 billion of cash on hand
Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
Quarterly net income of $1.6 billion and diluted earnings per share of $2.52, up 26% and 31%, respectively, over prior year

2012
2013
INTL = International
1,075
1,164
U.S. 545
U.S. 591
INTL 530
INTL 573
688
737
U.S. 262
U.S. 288
INTL 425
INTL 450
387
427
U.S. 282
U.S. 303
INTL 105
INTL 124
Total Visa Inc.
Credit
Debit

Fiscal Second Quarter 2014 Financial Results 4
Quarter ended December
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
12% 11% 12%
YOY Change
(nominal)
7% 10% 8%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated to reflect revised client submissions or other adjustments.
Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.

5
Fiscal Second Quarter 2014 Financial Results
Quarter ended March
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(constant)
12%
12% 11%
YOY Change
(nominal)
8% 8% 8%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.

2013
2014
20,743
22,643
Credit
37%
Credit
37%
Debit
63%
Debit
63%
13,850
15,354
Total Transactions
Processed Transactions
VISA

Fiscal Second Quarter 2014 Financial Results 6
Quarter ended March
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
9% 11%

Fiscal Second Quarter 2014 Financial Results 7
Quarter ended December
Total Cards
in millions, except percentages
Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. From time to time, previously submitted card information may be updated to reflect revised client submissions or other adjustments.
Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
3% 8% 6%
2,104
795
1,309
2,229
819
1,410
Visa Inc. Credit Debit
2012
2013

Fiscal 2013
Fiscal 2014
3,525
3,750
(567)
(587)
2,958
3,163
Gross Revenues
Client Incentives
Net Operating Revenues

Fiscal Second Quarter 2014 Financial Results 8
Revenue – Q2 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
4% 7% 6%
Fiscal 2014 % of
Gross Revenues
16% 84%

Fiscal 2013
Fiscal 2014
1,369
1,462
1,150
1,234
831
871
175
183
Service Revenues
Data Processing Revenues
International Transaction Revenues
Other Revenues
VISA

Fiscal Second Quarter 2014 Financial Results 9
Revenue Detail – Q2 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
7% 5%
7%
5%

Fiscal 2013
Fiscal 2014
2,958
3,163
1,098
1,115
1,860
2,048
63%
65%
Net Operating Revenues
Total Operating Expenses
Operating Income
Operating Margin

Fiscal Second Quarter 2014 Financial Results 10
Operating Margin – Q2 2014
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding.
Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
2%
10%
7%
2 ppts

Fiscal Second Quarter 2014 Financial Results 11
Operating Expense – Q2 2014
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
1% (15%)
(8%) 11%
10%
26%
NM
486
195
119 120
91
98
108
1
446
245
77
107
120
0
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
Provision
Fiscal 2013
Fiscal 2014

Fiscal Second Quarter 2014 Financial Results 12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $6.5 billion at the end of the fiscal second quarter
• Free cash flow of $824 million for the fiscal second quarter
• Capital expenditures of $97 million during the fiscal second quarter

Financial Metrics for Fiscal Year 2014
• Low double
-digits in the 10-11% range on a constant
dollar basis
•
Negative 2 ppts foreign currency impact
• 16.5% to 17.5% range
• Low to mid 60s
• Approaching 30%
• Mid to high teens
• About $5 billion
Annual free cash flow
Annual diluted class A
common stock earnings per
share growth
Annual net revenue growth
Client incentives as % of
gross revenues
Annual operating margin
Tax Rate
Fiscal Second Quarter 2014 Financial Results 13

Appendix * * * * * * * * * *

Fiscal Second Quarter 2014 Financial Results
Calculation of Free Cash Flow
US$ in millions
A-1
Additions (+) /
Reductions (-) to Net
income
Net income (as reported) 1,598 3,005
Capital Assets + Depreciation and amortization 107 214
- Capital expenditures (97) (217)
10 (3)
Litigation + Return of settlement payments
(1)
1,056 1,056
-
(1,056) (1,056)
- Settlement payments - (1)
- (1)
Share-based Compensation + Share-based compensation 44 89
Pension + Pension expense - 2
Taxes + Income tax provision 463 1,139
- Income taxes paid (1,296) (1,392)
(833) (253)
+/- Changes in other working capital accounts 5 (438)
Total Free Cash Flow 824 2,401
Three Months Ended
March 31, 2014
Six Months Ended
March 31, 2014
Return of settlement payments into the litigation
escrow
(1)
Changes in Working Capital
(2)

Reflects the return of takedown payments into the litigation escrow account in connection with the interchange multidistrict litigation.

Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
(1)
(2)